EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the annual Report of Morgan Creek Energy Corp. (the "Company") on Form 10-KSB for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Douglas Humphreys President/Chief Executive Officer of the Company, and Grant Atkins, Treasurer/Chief Financial Officer/Secretary of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 29, 2006

/s/ Douglas Humphreys                         /s/ Grant Atkins
-------------------------                     --------------------------------
By: Douglas Humphreys                         By: Grant Atkins, Treasurer/Chief
President/Chief Executive Officer             Chief Financial Officer